UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 8, 2026

Janus International Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40456	86-1476200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

135 Janus International Blvd., Temple, GA 30179

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (866) 562-2580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	JBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 8, 2026, Janus International Group, LLC (“Janus Core”), a Delaware limited liability company and wholly-owned subsidiary of Janus International Group, Inc. (the “Company”), entered into, and closed the transaction contemplated by, that certain Asset Purchase Agreement, dated as of January 8, 2026 (the “Agreement”) with Kiwi II Construction Inc., a California corporation (“Kiwi Construction”), Kiwi II East Inc., a Tennessee corporation (“Kiwi East”), Metal Tech, Inc., a California corporation (“Metal Tech” and, together with Kiwi Construction and Kiwi East, the “Sellers”), certain individuals (the “Beneficial Owners” and, together with the Sellers, the “Seller Parties”) that owned all of the outstanding equity interests of the Sellers, and Wayne Woolsey, an individual, in his capacity as representative of the Seller Parties. Pursuant to the Agreement, Janus Core acquired substantially all the assets of the Sellers related to the business of designing, supplying, and constructing self-storage facilities and manufacturing certain components used in those facilities (the transactions contemplated by the Agreement, the “Acquisition”).

As consideration for the Acquisition, the Company paid approximately $97.2 million in cash to the Sellers. At the closing of the Acquisition, the Company also entered into employment agreements with certain of the Beneficial Owners. In connection therewith, the Company agreed to issue a total of 1,806,571 restricted stock units (“RSUs”) to two of the Beneficial Owners, which will vest in three equal installments over three years on the anniversary of the grant date of each in 2027, 2028, and 2029, upon which the RSUs will be settled by delivery of shares of common stock, subject to the terms and conditions of the grant. Such equity grants were made under the Company’s equity incentive plan.

The Agreement contains customary representations and warranties, covenants, and indemnification provisions for a transaction of this nature, including, without limitation, covenants in respect of confidentiality, non-competition and non-solicitation undertaken by the Seller Parties.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference. The representations, warranties, covenants, agreements, and other terms contained in the Agreement were made solely for the purposes of the Agreement and as of specified dates, were solely for the benefit of the parties to the Agreement, and may be subject to limitations agreed upon by the parties thereto. Those representations, warranties, covenants, agreements, and other terms have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Agreement has been included in this Current Report to provide investors and other security holders with information regarding the terms of the Acquisition. The Agreement is not intended to provide any other factual information about the Company, any of the Seller Parties, or any of the other parties to the Agreement, any of the other agreements contemplated thereby or any of the transactions contemplated by the Agrement or such other agreements. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties, covenants, agreements, or other terms or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, any of the Seller Parties, or any of their respective affiliates. Accordingly, investors should not rely on the representations and warranties in the Agreement as characterizations of the actual state of facts, since (i) they were made only as of the date of the Agreement or prior, specified dates, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge, and/or other matters, and (iii) they may be modified in important part by the underlying exhibits and schedules. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure.

On January 8, 2026, the Company issued a press release with respect to the Acquisition described in Item 1.01 of this Current Report. The press release is included in this Current Report as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

10.1*	Asset Purchase Agreement, dated January 8, 2026.

99.1	Press Release, dated January 8, 2026.

104	Cover Page Interactive Data File (formatted as inline XBRL).

*              Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

Forward-Looking Statements

Certain statements in this Current Report may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding the Company’s beliefs regarding the Acquisition, including the Company’s ability to integrate the Sellers’ team and capabilities with the Company’s operations, achieve expected synergies and grow the Company’s operations, and otherwise realize the intended benefits of the Acquisition. When used in this Current Report, words such as “may,” “should,” “will,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward-looking statements. Such forward-looking statements are based on the current beliefs of the Company’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements, many of which are outside of the Company’s control.

There can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and the Company is not under any obligation and expressly disclaims any obligation to update, alter, or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This Current Report is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in the Company and is not intended to form the basis of an investment decision in the Company. All subsequent written and oral forward-looking statements concerning the Company or other matters and attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in the Company’s most recently filed Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2026

JANUS INTERNATIONAL GROUP, INC.

	By:	/s/ Elliot Kahler
	Name:	Elliot Kahler
	Title:	General Counsel and Corporate Secretary